Validea Market Legends ETF (VALX) Listed on The Nasdaq Stock Market LLC Summary Prospectus March 31, 2019, as supplemented July 12, 2019 www.valideafunds.com

Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks.  The current prospectus and SAI dated March 31, 2019, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.valideafunds.com. You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.
IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future Fund shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective
The Validea Market Legends ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Validea Market Legends Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.79%

1 Acquired Fund Fees and Expenses and have been restated to reflect a change in the Index methodology to exclude business development companies (“BDCs”).
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year: $81	3 Years: $252	5 Years: $439	10 Years: $978

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended November 30, 2018, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.
Principal Investment Strategy
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index uses a proprietary, rules-based methodology created by Validea Capital Management, LLC, the Fund’s index provider and investment adviser (the “Adviser”), to select companies based on the published stock selection strategies of historically successful investors.
Validea Market Legends Index
Index construction begins with the universe of U.S.-listed equity securities with a minimum market capitalization of $400 million and a minimum average daily traded value of $4 million (the “Index Universe”).
The securities in the Index Universe are screened against over 40 individual quantitative models (“Investor Models”) developed by the Adviser, each representing the published investment strategy of a historically successful investor whose investment strategy has generally been subject to significant academic or media analysis, such as Warren Buffet, Benjamin Graham, or David Dreman. The Investor Models incorporate over 300 unique fundamental metrics of companies, including measures relating to profitability, valuation, growth, cash flow, financing, and past performance, among others. The Adviser believes that the strategies of historically successful investors offer a formula for superior stock selection and that implementing these techniques in a disciplined, unemotional, and systematic manner can lead to long-term market outperformance.
Using historical data, the Adviser’s proprietary model used by the Index evaluates the long-term performance, risks, and correlation of each Investor Model and identifies the five to ten Investor Models and ten securities from each of the selected Investor Models (for a total portfolio of 50-100 securities) that, in aggregate, have the greatest potential for capital appreciation while reducing volatility. The Index will be more concentrated in a single sector or sectors and contain a smaller number of securities when the Adviser’s quantitative model indicates that a more focused approach is warranted based on the factors used within the Investor Models. By utilizing various Investor Models in the creation of a composite strategy, the Index seeks to smooth returns in different market environments and limit investment style specific risk.
The Index is comprised of U.S.-listed equity securities of U.S. companies (excluding BDCs) and foreign equity securities available on a U.S. exchange as American Depositary Receipts (“ADRs”). Investments in ADRs may include ADRs representing companies in emerging markets.
The Index will be reconstituted every four weeks or approximately 13 times per year. At the time of each reconstitution, securities no longer identified for inclusion in the Index are removed from the Index and securities being added to the Index are equal-weighted with an aggregate weight equal to the aggregate weight of the securities being removed. Additionally, at the time of each reconstitution of the Index, securities in the Index are subject to maximum exposures of 40% for an individual sector, 25% for an individual industry, 10% for an individual security, and 25% for the five largest weighted securities, with any excess weight reallocated equally among the remaining securities, subject to the foregoing limitations.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:
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ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in ADRs as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the Underlying Shares.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

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Foreign and Emerging Markets Risk. Investments in ADRs that provide exposure to securities traded in developing or emerging markets involve substantial risk due to limited information; different accounting, auditing and financial reporting standards; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.
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Models and Data Risk.  The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.

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Passive Investment Risk. The Fund is not actively managed, and the Fund’s adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology.

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Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
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Shares May Trade at Prices Other Than Net Asset Value (“NAV”). As with all exchange traded funds (“ETFs”), Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Small and Mid-Sized Company Stock Risk. Small to mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small- to mid-sized company stocks tend to be more volatile and less liquid than large company stocks.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1‑year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.valideafunds.com. Prior to April 1, 2018, the Fund was actively-managed by the Adviser using a quantitative strategy substantially similar to that of the Index methodology.
Calendar Year Total Return

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.88% for the quarter ended December 31, 2016, and the lowest quarterly return was -16.59% for the quarter ended December 31, 2018.

Average Annual Total Returns
For the Period Ended December 31, 2018
Validea Market Legends ETF[1]	1 Year	Since Inception (12/9/2014)
Return Before Taxes	-15.02%	0.04%
Return After Taxes on Distributions	-15.34%	-0.17%
Return After Taxes on Distributions and Sale of Shares	-8.67%	0.04%
Validea Markets Legends Index[1] (reflects no deduction for fees, expenses, or taxes)	n/a	n/a
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	7.14%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses, or taxes)	-11.01%	4.62%

1 Effective April 1, 2018, the Fund shifted from actively managed to passively managed, seeking to track the performance, before fees and expenses, of the Validea Market Legends Index. Accordingly, one-year and since inception performance for the Validea Market Legends Index is not available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management
Investment Adviser:
Validea Capital Management, LLC serves as investment adviser to the Fund.
Portfolio Managers:
John Reese, Chief Executive Officer for the Adviser, serves as lead portfolio manager for the Fund. Mr. Reese has managed the Fund since its inception in 2014.
Jack Forehand, CFA, Chief Investment Officer for the Adviser, serves as portfolio manager for the Fund. Mr. Forehand has managed the Fund since its inception in 2014.
Purchase and Sale of Shares
Shares are listed on a national securities exchange, such as on The Nasdaq Stock Market, LLC (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.